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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
 November 22, 2004

OWENS-ILLINOIS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	33-13061 (Commission File Number)	34-1559348 (IRS Employer Identification No.)
One Seagate, Toledo, Ohio (Address of principal executive offices)		43666 (Zip Code)

Registrant's telephone number, including area code:
 (419) 247-5000

(Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

        The information in this Report is furnished pursuant to Item 7.01 of this Form 8-K. Consequently, it is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, if such subsequent filing specifically references this form 8-K.

        In connection with a proposed financing by Owens-Brockway Glass Container Inc., a wholly-owned subsidiary of Owens-Illinois Group, Inc., Owens-Illinois Group, Inc. is providing the following information in compliance with Regulation FD.

        Restatement.    On October 7, 2004, Owens-Illinois Group, Inc., a Delaware corporation (the "Company"), announced that it had completed the sale of its blow-molded plastic container operations in North America, South America and Europe (the "Plastics Operations") to Graham Packaging Company, L.P. for approximately $1.2 billion (the "Disposition"). In connection with the Disposition and pursuant to FAS No. 144, beginning with the Company's Quarterly Report on Form 10-Q for period ended September 30, 2004 (the "Quarterly Report"), filed with the Securities and Exchange Commission on November 9, 2004, the Company initiated a reclassification of the presentation of the results of operations of the Plastics Operations (the "Presentation Reclassification"). The Presentation Reclassification generally gave effect to the treatment of the results of operations of the Plastics Operations as discontinued operations of the Company. The Company has restated its Consolidated Financial Statements for the nine month periods ended September 30, 2004 and 2003 and the three year period ended December 31, 2003, in order to conclude the process of the Presentation Reclassification (the "Restatement"). The Company has presented in Exhibits attached to this Form 8-K the following information giving effect to each of the Presentation Reclassification and the Restatement, and in each case for the nine month periods ended September 30, 2004 and 2003 and the three year period ended December 31, 2003: (i) Selected Consolidated Financial Data; (ii) Management's Discussion and Analysis of Financial Condition and Results of Operations; and (iii) Consolidated Financial Statements for the the nine month periods ended September 30, 2004 and 2003 and the three year period ended December 31, 2003 (together, the "Restated Data"). The Restated Data are each filed as Exhibits to this Form 8-K and are incorporated herein by reference.

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Item 9.01    Financial Statements and Exhibits.

No.	Description
99.1	Selected Financial Data
99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations
99.3	Consolidated Financial Statements for the nine month periods ended September 30, 2004 and 2003 and the three year period ended December 31, 2003

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2004
OWENS-ILLINOIS GROUP, INC. (Registrant)
By:	/s/ MATTHEW G. LONGTHORNE Name: Matthew G. Longthorne Title: Vice President and Chief Accounting Officer

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EXHIBIT INDEX

No.	Description
99.1	Selected Financial Data
99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations
99.3	Consolidated Financial Statements for the nine month periods ended September 30, 2004 and 2003 and the three year period ended December 31, 2003

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  Item 9.01 Financial Statements and Exhibits.
SIGNATURES